UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
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PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2013
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FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to the First Niagara Financial Group Executive Severance Plan. Effective April 24, 2013, First Niagara Financial Group, Inc. (the “Company”) adopted Amendment Number Two (the “Amendment”) to the First Niagara Financial Group Executive Severance Plan (as amended, the “Plan”). The Amendment, which is applicable to certain of the Company's executive officers, provides for temporarily enhanced severance benefits if a person covered by the Amendment has a qualifying termination by the Company during the one-year period following the date on which a new Chief Executive Officer commences employment with the Company. In the event of a qualifying termination of a person covered by the Amendment, he is entitled to a Severance Payment (as such term is defined in the Plan) of his base salary for 18 months, plus an amount equal to 150% of his targeted bonus amount for the year in which termination occurs. The Company's named executive officers subject to the Amendment are Daniel E. Cantara, the Company's Chief Banking Officer, and Gregory W. Norwood, the Company's Chief Financial Officer. The above summary description of the Amendment is qualified by reference to the actual text of the Amendment, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.
Restricted Stock Unit Awards. On April 24, 2013, the Company awarded 47,470 Restricted Stock Units (“RSUs”) to Mr. Cantara and 41,634 RSUs to Mr. Norwood. The RSUs vest on the three-year anniversary of the date of grant, or the earlier death or Disability (as defined in the First Niagara Financial Group, Inc. 2012 Equity Incentive Plan) of the named executive officer, and are subject to the terms of the Company's existing Change in Control Agreements with such named executive officers. The above summary of the RSUs is qualified by reference to the form of RSU Award Agreement, which is attached as exhibit 99.1 to this Current Report on Form 8-K.

The enhanced severance and restricted stock unit grants were provided to each executive officer in recognition of the current and future value that each brings to First Niagara and to encourage their continued employment once a new CEO has been appointed.

Item 9.01        Financial Statements and Exhibits

(a)	Exhibits.

Exhibit No.    Description

99.1	Form of time-vested Restricted Stock Agreement under First Niagara Financial Group, Inc. 2012 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: April 25, 2013	By:/s/ GREGORY W. NORWOOD
Gregory W. Norwood
Chief Financial Officer
(Duly authorized representative)